CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands, unless otherwise specified	Common Stock Par Value [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Total
Balance at Dec. 31, 2010	$ 3,132	$ 7,783	$ 25,923	$ (3,958)	$ 32,880
Balance (in shares) at Dec. 31, 2010	5,011
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	(6,517)	0	(6,517)
Other comprehensive income	0	0	0	1,899	1,899
Balance at Dec. 31, 2011	3,132	7,783	19,406	(2,059)	28,262
Balance (in shares) at Dec. 31, 2011	5,011
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	2,022	0	2,022
Other comprehensive income	0	0	0	188	188
Balance at Dec. 31, 2012	$ 3,132	$ 7,783	$ 21,428	$ (1,871)	$ 30,472
Balance (in shares) at Dec. 31, 2012	5,011